                                                                    Exhibit d(2)

                                    FORM OF
                       AMENDMENT DATED SEPTEMBER 16, 1999
                                 TO SCHEDULE A

             TO THE INVESTMENT ADVISORY AGREEMENT (THE "AGREEMENT")
                            DATED DECEMBER 31, 1992

                                    BETWEEN
                      ABN AMRO ASSET MANAGEMENT (USA) INC.

                                      AND
                                 ABN AMRO FUNDS


Pursuant to the Introduction and Article 3 of the Agreement, Schedule A to the Agreement is hereby amended to include Institutional Treasury Money Market Fund
(US), Institutional Government Money Market Fund (US) and Institutional Prime Money Market Fund (US).





         ABN AMRO FUNDS

By:

Title:


ABN AMRO ASSET MANAGEMENT (USA) INC.

         By:

         Title:




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                                                                    Exhibit d(2)

                                    FORM OF
                                   Schedule A
                                     To the
                         Investment Advisory Agreement
                                    Between

                                Rembrandt Funds
                         (now known as ABN AMRO Funds)
                                      and

                      ABN AMRO Asset Management (USA) Inc.

Pursuant to Article 3, the Trust shall pay the Advisor compensation at an annual rate as follows:

Portfolio                                                  Fee (in basis points)

Fixed Income Fund (US)                                                     60
Intermediate Government (US)
    Fixed Income Fund (US)                                                 60
Tax-Exempt Fixed Income Fund (US)                                          60
International Fixed Income Fund (US)                                       80
Limited Volatility Fixed Income Fund (US)                                  60
Balanced Fund (US)                                                         70
Value Fund (US)                                                            80
Growth Fund (US)                                                           80
Small Cap Growth Fund (US)                                                 80
International Equity Fund (US)                                             100
TransEurope Fund (US)                                                      100
Asian Tigers Fund (US)                                                     100
Latin America Equity Fund (US)                                             100
Real Estate Fund (US)                                                      100
Treasury Money Market Fund (US)                                            35
Government Money Market Fund (US)                                          20
Money Market Fund (US)                                                     35
Tax-Exempt Money Market Fund (US)                                          35
Institutional Treasury Money Market Fund (US)                              10
Institutional Government Money Market Fund (US)                            10
Institutional Prime Money Market Fund (US)                                 10


Dated:   September 16, 1999